EXHIBIT 99.1
JOINT FILER INFORMATION
Other Reporting Person(s)
1. BECKER DRAPKIN PARTNERS (QP), L.P.

Item	Information
Name:	BECKER DRAPKIN PARTNERS (QP), L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring Statement (Month/Day/Year):	December 14, 2010

Issuer Name and Ticker or Trading Symbol:	Physicians Formula Holdings, Inc. [FACE]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By: Becker Drapkin Management, L.P.
Its: General Partner

By: BC Advisors, LLC
Its: General Partner

	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	December 16, 2010

2. BECKER DRAPKIN PARTNERS, L.P.

Item	Information
Name:	BECKER DRAPKIN PARTNERS, L.P.

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring Statement (Month/Day/Year):	December 14, 2010

Issuer Name and Ticker or Trading Symbol:	Physicians Formula Holdings, Inc. [FACE]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By: Becker Drapkin Management, L.P.
Its: General Partner

By: BC Advisors, LLC
Its: General Partner

	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	December 16, 2010

3. BC ADVISORS, LLC

Item	Information
Name:	BC ADVISORS, LLC

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring Statement (Month/Day/Year):	December 14, 2010

Issuer Name and Ticker or Trading Symbol:	Physicians Formula Holdings, Inc. [FACE]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	December 16, 2010

4. STEVEN R. BECKER

Item	Information
Name:	STEVEN R. BECKER

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring Statement (Month/Day/Year):	December 14, 2010

Issuer Name and Ticker or Trading Symbol:	Physicians Formula Holdings, Inc. [FACE]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	December 16, 2010

5. MATTHEW A. DRAPKIN

Item	Information
Name:	MATTHEW A. DRAPKIN

Address:	300 Crescent Court, Suite 1111, Dallas, Texas 75201

Designated Filer:	Becker Drapkin Management, L.P.

Date of Event Requiring Statement (Month/Day/Year):	December 14, 2010

Issuer Name and Ticker or Trading Symbol:	Physicians Formula Holdings, Inc. [FACE]

Relationship of Reporting Person(s) to Issuer:	10% Owner

If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable

Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Ashley Sekimoto

	Name:	Ashley Sekimoto
	Title:	Attorney-in-Fact
	Date:	December 16, 2010